UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TherapeuticsMD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! THERAPEUTICSMD, INC. 2022 and 2023 Annual Meeting Vote by June 25, 2023 11:59 PM ET [Graphic Appears Here] You invested in THERAPEUTICSMD, INC. and it_s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 26, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. [Graphic Appears Here] *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Nominees: 01) Tommy G. Thompson [Graphic Appears Here] For 2) Cooper C. Collins 3) Gail K. Naughton, Ph.D. 4) Justin Roberts 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2022. For 3. To approve an amendment to the Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 12,000,000 shares to 32,000,000 For shares. 4. To approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the issuance of up to 5,000,000 shares of common stock For to be sold in one or more private placements to Rubric Capital Management LP, or one or more of its affiliates. 5. To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent For auditor of the company for the fiscal year ending December 31, 2023. 6. To transact such other business as may properly come before the meeting or any adjournment thereof. V15504-P95552